SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2004

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

On January 20, 2004, we issued a press release announcing our financial results for the fourth quarter and the full year 2003. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

On January 20, 2004, we provided an update for investors and analysts presenting information relating to our financial and operational results for 2003 and our outlook for 2004. The update is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

    Exhibits

      Press Release.

      Update for Investors and Analysts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

January 20, 2004	By: /s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release
99.2	Update for Investors and Analysts